                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 4
               TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

     AMENDMENT NO. 4 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of December 6, 2004 (the Amendment"), by and between Merrill Lynch Mortgage
Capital Inc. (the "Buyer"), and MortgageIT, Inc. ("MIT" and a "Seller") and
MortgageIT Holdings, Inc. ("Holdings" and a "Seller" and, together with MIT, the
"Sellers"):

     The Buyer and the Sellers are parties to that certain Amended and Restated
Master Repurchase Agreement, dated as of August 4, 2004, as amended by Amendment
No. 1, dated as of September 21, 2004, Amendment No. 2, dated as of November 11,
2004 and Amendment No. 3, dated as of November 18, 2004 (the "Existing
Repurchase Agreement" and, as amended by this Amendment, the "Repurchase
Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

     The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

     Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing
Repurchase Agreement is hereby amended as follows:

     Section 1. Financial Covenants. Section 12(j) of the Existing Repurchase
Agreement is hereby amended by deleting clauses (ii) and (iii) in their entirety and replacing them the following:

     "(ii) Maintenance of Ratio of Indebtedness to Tangible Net Worth. The
Sellers, on a consolidated basis, shall maintain the ratio of Indebtedness to
Tangible Net Worth no greater than 20:1.

     (iii) Maintenance of Liquidity. The Sellers, on a consolidated basis, shall ensure that, as of the end of each calendar month, it has Cash Equivalents in an amount not less than $10,000,000."

     Section 2. Exhibits. Exhibit VIII of the Existing Repurchase Agreement is
hereby amended by deleting it in its entirety and replacing it with Exhibit A of this Amendment.

     Section 3. Conditions Precedent. This Amendment shall become effective on the date hereof (the "Amendment Effective Date") subject to the satisfaction of the following conditions precedent:

     3.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

     (a) this Amendment, executed and delivered by a duly authorized officer of each of the Buyer and the Sellers; and

     (b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

     Section 4. Fees. Each Seller agrees to pay as and when billed by the Buyer all of the reasonable fees, disbursements and expenses of counsel to the Buyer in connection with the development, preparation and execution of, this Amendment or any other documents prepared in connection herewith and receipt of payment thereof shall be a condition precedent to the Buyer entering into any
Transaction pursuant hereto.

     Section 5. Confidentiality. The parties hereto acknowledge that this
Amendment, the Existing Repurchase Agreement, and all drafts thereof, documents relating thereto and transactions contemplated thereby are confidential in nature and each Seller agrees that, unless otherwise directed by a court of competent jurisdiction, it shall limit the distribution of such documents and the discussion of such transactions to such of its officers, employees, attorneys, accountants and agents as is required in order to fulfill its obligations under such documents and with respect to such transactions.

     Section 6. Limited Effect. Except as expressly amended and modified by this
Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

     Section 7. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

     SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES
OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9. Conflicts. The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing
Repurchase Agreement, the provisions of this Amendment shall control.

                            [SIGNATURE PAGE FOLLOWS]

                                      -2-

     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                                 MERRILL LYNCH MORTGAGE CAPITAL INC.

                                       By: /s/ JOHN WINCHESTER
                                           ------------------------------------
                                           Name:  John Winchester
                                           Title: Vice President

Seller:                                MORTGAGEIT, INC.

                                       By: /s/ JOHN R. CUTI
                                          -------------------------------------
                                          Name:  John R. Cuti
                                          Title: General Counsel and Secretary

Seller:                                MORTGAGEIT HOLDINGS, INC.

                                       By: /s/ JOHN R. CUTI
                                           ------------------------------------
                                           Name:  John R. Cuti
                                           Title: General Counsel and Secretary

                          EXHIBIT A TO AMENDMENT NO. 4

                                                                    Exhibit VIII
                                                                    ------------

                 [MortgageIT's] [Holdings] Officer's Certificate

     I, ___________________, do hereby certify that I am duly elected, qualified and authorized officer of [MortgageIT, Inc. (the "MortgageIT")] [MortgageIT
Holdings, Inc. ("Holdings")]. This Certificate is delivered to you in connection with Section 12(d)(iv) of the Amended and Restated Master Repurchase Agreement
dated as of August 4, 2004, among MortgageIT, Inc., MortgageIT Holdings, Inc.
and Merrill Lynch Mortgage Capital Inc. (the "Agreement"). I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, [MortgageIT] [Holdings] is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:

          (i) Maintenance of Tangible Net Worth. The Sellers, on a consolidated basis, have maintained a Tangible Net Worth of not less than $175,000,000.
     At no time has MortgageIT individually maintained a Tangible Net Worth at the end of any two consecutive calendar quarters of less than $25,000,000.

          (ii) Maintenance of Ratio of Indebtedness to Tangible Net Worth. The
     Sellers, on a consolidated basis, shall maintain the ratio of Indebtedness to Tangible Net Worth no greater than 20:1.

          (iii) Maintenance of Liquidity. The Sellers, on a consolidated basis, shall ensure that, as of the end of each calendar month, it has Cash
     Equivalents in an amount not less than $10,000,000.

          (iv) No Default or Event of Default has occurred or is continuing. [If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action the
     Seller has taken or proposes to take with respect thereto.]

          (v) Attached hereto as Schedule 1 is a true and correct list of all
     Mortgage Loans purchased by Buyer and held by the Custodian pending repurchase.

     IN WITNESS WHEREOF, I have set my hand this _____ day of ________,
________.

                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------